UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2010 (February 12, 2010)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 283-6500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 16, 2010, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) and fifty-two weeks (fiscal year) ended January 30, 2010, along with an analysis of net loss from discontinued operations related to Ruehl for the thirteen and fifty-two weeks ended January 30, 2010 and January 31, 2009. A reconciliation of the GAAP to non-GAAP financial measures relating to certain financial measures contained in the Release as well as information satisfying the disclosure requirements of Item 10(e)(1)(i) of SEC Regulation S-K are also included in the Release. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods in the fiscal years ended January 30, 2010 and January 31, 2009. Additional year-to-date financial information was made available for the fiscal years ended February 2, 2008, February 3, 2007 and January 28, 2006. The additional quarterly and year-to-date financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant’s management conducted a conference call on February 16, 2010, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen and fifty-two week periods ended January 30, 2010. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.06. Material Impairments.
Based on the impact of current sales trends on the profitability of a number of stores, the Registrant recorded a non-cash impairment charge of $33.2 million in connection with the fiscal year-end review of long-lived store assets as of January 30, 2010. The impairment charge, which was recorded in respect of the thirteen weeks ended January 30, 2010, is related to long-lived store assets associated with 34 Abercrombie & Fitch stores, 46 abercrombie stores and 19 Hollister stores.
Item 8.01. Other Events.
In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on February 12, 2010 and is payable on March 16, 2010 to shareholders of record at the close of business on February 26, 2010.
Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Abercrombie & Fitch Co. on February 16, 2010

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on February 16, 2010

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 16, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: February 17, 2010	By:	/s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated February 17, 2010
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on February 16, 2010

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on February 16, 2010

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 16, 2010